As filed with the Securities and Exchange Commission on _______, __, 2012
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                        Under the Securities Act of l933

                                 BIOCUREX, INC.
                      -----------------------------------
               (Exact name of issuer as specified in its charter)

                      Texas                                 75-2742601
         ----------------------------              ---------------------------
          (State of Incorporation)                 (IRS Employer Identification
                                                    No.)

           7080 River Road, Suite 215
           Richmond, British Columbia                          V6X 1X5
      --------------------------------------                  ----------
     (Address of Principal Executive Offices)                 (Zip Code)

                                Stock Bonus Plan
                                ----------------
                              (Full Title of Plan)

                                Dr. Ricardo Moro
                           7080 River Road, Suite 215
                       Richmond, British Columbia V6X 1X5
                        --------------------------------
                     (Name and address of agent for service)

                                 (866) 884-8669
                            -----------------------
         (Telephone number, including area code, of agent for service)

         Copies of all communications, including all communications sent to agent for service to:

                              William T. Hart, Esq.
                                 Hart & Trinen
                             l624 Washington Street
                                Denver, Colorado
                              80203 (303) 839-0061

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer  [ ]                      Accelerated filer  [ ]

Non-accelerated filer  [ ]                        Smaller reporting company  [X]
(Do not check if a smaller reporting company)

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                         Proposed      Proposed
Title of                                 maximum        maximum
Securities                 Amount       offering      aggregate      Amount of
 to be                     to be          price       offering     registration
registered              registered (1)  per share (2)  price            fee
------------------------------------------------------------------------------

Common Stock Issuable
   Pursuant to Stock
   Bonus Plan            50,000,000       $0.0014      $70,000          $8.02


(1) This Registration Statement also covers such additional number of shares, presently undeterminable, as may become issuable under the Plans in the event of stock dividends, stock splits, recapitalizations or other changes in the common stock. The shares subject to this Registration Statement reflect the shares issuable pursuant to the Stock Bonus Plan all of which may be reoffered in accordance with the provisions of Form S-8.

(2) Varied, but not less than the fair market value on the date that the options were or are granted. Pursuant to Rule 457(g), the proposed maximum offering price per share and proposed maximum aggregate offering price are based upon the average bid and asked prices of the Registrant's common stock on September 10, 2012.

                                 BIOCUREX, INC.

              Cross Reference Sheet Required Pursuant to Rule 404

                                     PART I

            INFORMATION REQUIRED IN SECTION 10(a) OF THE PROSPECTUS

(NOTE: Pursuant to instructions to Form S-8, the Prospectus described below is not required to be filed with this Registration Statement.)
Item
 No.     Form S-8 Caption                      Caption in Prospectus
----     ----------------                      ---------------------

  1.     Plan Information

         (a)  General Plan Information         General Information

         (b)  Securities to be Offered
                                               Non-Qualified Stock Option
                                               Plan/Stock Bonus Plan

         (c)  Employees who may Participate    Non-Qualified Stock Option
              in the Plan                      Plan/Stock Bonus Plan

         (d)  Purchase of Securities Pursuant  Non-Qualified Stock Option
              to the Plan and Payment for      Plan/Stock Bonus Plan
              Securities Offered

         (e)  Resale Restrictions              Resale of Shares by Affiliates

         (f)  Tax Effects of Plan              Non-Qualified Stock Option
              Participation                    Plan/Stock Bonus Plan

         (g)  Investment of Funds              Not Applicable.

         (h)  Withdrawal from the Plan;        Other Information Regarding
              Assignment of Interest           the Plans

         (i)  Forfeitures and Penalties        Other Information Regarding
                                               the Plans

         (j)  Charges and Deductions and       Other   Information   Regarding
              Liens Therefore                  the Plans


2.       Registrant Information and Employee   Available Information,
         Plan Annual Information               Documents Incorporated by
                                               Reference

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3 - Incorporation of Documents by Reference
------------------------------------------------

     The  following  documents  filed by the  Company  with the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

(1)  Annual report on Form 10-K for the year ended December 31, 2011.
(2)  Quarterly report on Form 10-Q for the quarter ended March 31, 2012.
(3)  Report on Form 8-K filed June 1, 2012.
(4)  Report on Form 8-K filed June 19, 2012.
(5)  Amended Annual report on Form 10-K/A for the year ended December 31, 2009.
(6)  Amended Annual report on Form 10-K/A for the year ended December 31, 2010.
(7)  Report on Form 8-K filed August 1, 2012.
(8)  Quarterly report on Form 10-Q for the quarter ended June 30, 2012.
(9) Amended quarterly report on Form 10-Q/A for the quarter ended June 30, 2012.
(10) Report on Form 8-K filed August 24, 2012.
(11) Amended annual report on Form 10-K/A for the year ended December 31, 2011.


     All reports and  documents  subsequently  filed by the Company  pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement of which this Prospectus is a part which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and to be a part thereof from the date of filing of such reports or documents.

Item 4 - Description of Securities
----------------------------------

     Not required.

Item 5 - Interests of Named Experts and Counsel
-----------------------------------------------

     Not Applicable.

Item 6 - Indemnification of Directors and Officers
--------------------------------------------------

     The Texas Corporation Law provides in substance that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person; and that expenses incurred in defending any such civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the Company unless it shall ultimately be determined that such person is entitled to be indemnified by the Company.

Item 7 - Exemption for Registration Claimed
-------------------------------------------

     Not applicable.

Item 8 - Exhibits
-----------------

3.1   Certificate of Incorporation as amended                (1)
                                                   -------------------------

3.2   Bylaws                                                 (1)
                                                   -------------------------

4.1   Stock Bonus Plan (as amended)
                                                   -------------------------

5     Opinion of Counsel
                                                   -------------------------

23.1  Consent of Attorneys
                                                   -------------------------

23.2  Consents of Accountants
                                                   -------------------------

24.                                                Power of Attorney Included as
                                                   part of the Signature Page

99 - Additional Exhibits
        (Re-Offer Prospectus)
                                                   --------------------------


     (1) Incorporated by reference to the same exhibit filed with the Company's Registration Statement on Form 10-SB.


Item 9 - Undertakings
---------------------

     (a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section l0(a)(3) of the Securities Act of l933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

               Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section l3 or Section l5(d) of the Securities Act of l934

     (2) That, for the purpose of determining any liability under the Securities Act of l933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of l933, each filing of the registrant's Annual Report pursuant to Section l3(a) or Section l5(d) of the Securities Exchange Act of l934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section l5(d) of the Securities Exchange Act of l934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Dr. Ricardo Moro, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of l933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Victoria, British Columbia, on September 11, 2012.

                                    BIOCUREX, INC.

                                    By:  /s/ Ricardo Moro
                                         -------------------------------------
                                         Dr. Ricardo Moro, Principal Executive
                                         Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  l933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                            Title                    Date
---------                            -----                    ----

/s/ Ricardo Moro
---------------------------      Principal Executive
Dr. Ricardo Moro                 Officer and a Director    September 11, 2012

/s/ Gladys Chan
---------------------------      Principal Financial       September 11, 2012
Gladys Chan                      and Accounting Officer

/s/ Denis Burger
--------------------------
Denis Burger                     Director                  September 11, 2012

/s/ Paul Slowey
--------------------------
Paul Slowey                      Director                  September 11, 2012

                             FORM S-8 BIOCUREX, INC.
                           7080 River Road, Suite 215
                           Richmond, British Columbia
                                 Canada V6X 1X5



                                    EXHIBITS